     Exhibit 10.1
Execution Copy
Dated as of 2 August 2010
(1)	AGCO CORPORATION, as the Parent;
(2)	AGCO RECEIVABLES LIMITED, as the Company;
(3)	NIEUW AMSTERDAM RECEIVABLES CORPORATION as CP Lender; and
(4)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. (TRADING AS RABOBANK INTERNATIONAL), LONDON BRANCH, as Agent, Administrator and Liquidity Bank

OMNIBUS AMENDMENT AGREEMENT

i

OMNIBUS AMENDMENT AGREEMENT
THIS OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) is dated as of 2 August 2010 (the “Effective Date”) and made BETWEEN:
(1)	AGCO CORPORATION, a Delaware corporation, as the Parent;
(2)	AGCO RECEIVABLES LIMITED, a company incorporated under the laws of England and Wales, as the Company;
(3)	NIEUW AMSTERDAM RECEIVABLES CORPORATION, a corporation incorporated under the laws of Delaware (as successor in interest to ERASMUS CAPITAL CORPORATION), as the CP Lender; and
(4)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., (trading as RABOBANK INTERNATIONAL), London Branch (“Rabobank”) as the Agent, the Administrator and the Liquidity Bank.
WHEREAS:
(A)	The parties to this Agreement (the “Parties”) have entered into a Master Schedule of Definitions, Interpretation and Construction dated 13 October 2006 (as from time to time in effect, the “Schedule of Definitions”) and into various other Transaction Documents (such and other capitalised terms being used herein, unless otherwise defined herein, with the meanings provided in Clause 1 (Interpretation)) in connection with a trade receivables purchase programme (the “Programme”) provided by the Company;
(B)	the Parties wish to amend the Transaction Documents in certain respects as set out herein.
NOW IT IS HEREBY AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION
In this Agreement, including the recitals hereto, except in so far as the context otherwise requires and subject to any contrary indication, words and expressions defined and expressed to be interpreted and construed in the Schedule of Definitions (after giving effect to the amendments thereto occurring on the date hereof) shall have the same definitions, interpretation and construction mutatis mutandis herein.
2.	AMENDMENTS TO TRANSACTION DOCUMENTS
2.1	Amendment to Receivables Funding Agreement
On and from the date on which this Agreement has become effective pursuant to Clause 4.1 (Effectiveness), Schedule 1 to the Receivables Funding Agreement is hereby amended in its entirety as at the Effective Date to read as follows:

“SCHEDULE 1
FACILITY AMOUNT

Euro
Facility Limit	€110 million”
2.2	Amendment to Liquidity Agreement
On and from the date on which this Agreement has become effective pursuant to Clause 4.1 (Effectiveness), Schedule 1 to the Liquidity Agreement is hereby amended in its entirety as at the Effective Date to read as follows:
“SCHEDULE 1
COMMITMENTS

Liquidity Lender	Commitments
Rabobank	Euro 112.2 million
Totals	Euro 112.2 million”
3.	REPRESENTATIONS, WARRANTIES AND COVENANTS
3.1	Reaffirmation of Representations and Warranties
Upon the effectiveness of this Agreement, each of the Parties hereby reaffirms all covenants, representations and warranties made by such Party in each of the Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.
3.2	Additional Representations and Warranties
Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. The Parent hereby represents and warrants that, upon the effectiveness of this Agreement, no Event of Default or event or circumstance which, with the giving of notice or the passage of time or both, would become an Event of Default shall exist or be occurring.
3.3	Transaction Document
Each of the Parties hereby agrees that this Agreement constitutes a “Transaction Document”.

4.	EFFECTIVENESS, RATIFICATION
4.1	Effectiveness
This Agreement shall become effective when all of the items and documents listed on Schedule 1 (Conditions to Effectiveness), each dated the Effective Date, shall have been delivered to the Agent in form and substance satisfactory to it. Upon the effectiveness of this Agreement, it shall thereafter be binding on the Parties hereto and their respective successors and assigns. On and after the effectiveness hereof, (i) this Agreement shall be and become a part of each of the Transaction Documents amended hereby and (ii) each reference in each such Transaction Document to “this Agreement” or “hereof” or “hereunder” or words of like import, and each reference in any other Transaction Document to such Transaction Document shall mean and be a reference to such Transaction Document as amended hereby.
4.2	Ratification
Except as expressly amended hereby each of the Transaction Documents shall remain in full force and effect and is hereby ratified and confirmed by the Parties hereto.
5.	MISCELLANEOUS
5.1	Governing Law and Jurisdiction
(a)	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England and Wales.

(b)	Each of the Parties agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.
5.2	Headings
Headings used herein are for convenience of reference only and shall not affect the meaning of this Agreement.
5.3	Counterparts
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of a facsimile of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.
5.4	Severability, etc.
(a)	Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
(b)	If a court of competent jurisdiction determines that any term or provision of this Agreement as written is invalid, unenforceable or incomplete, the parties agree that the court making the determination of invalidity, unenforceability, or incompleteness shall reduce the scope, duration, or area of the term or provision, delete specific words or phrases, or replace any invalid, unenforceable or incomplete term or provision with a term or provision that is valid, enforceable and complete and that comes closest to expressing the intention of the invalid, unenforceable or incomplete term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the court’s judgment may be appealed.
5.5	No Petition
(a)	Each of the Parties hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other rated indebtedness of the CP Lender or any Conduit Funding Provider, as the case may be, it will not institute against, or join any other Person in instituting against, the CP Lender or such Conduit Funding Provider any proceeding of a type referred to in the definition of Insolvency Event.

(b)	Each of the Parties hereby covenants and agrees, without prejudice to any other actions such party is permitted to take against the Company to enforce its rights, that prior to the date which is two years and one day after the Final Payout Date, it will not institute against, or join any other Person in instituting against, the Company any proceeding of a type referred to in the definition of Insolvency Event.
5.6	Limited Recourse
(a)	Notwithstanding anything to the contrary contained in this Agreement, the obligations of the CP Lender under this Agreement and all other Transaction Documents to which it is a party are solely the corporate obligations of the CP Lender and shall be payable solely to the extent of funds received from the Company in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay matured and maturing Commercial Paper.

(b)	Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Company under all of the Transaction Documents to which it is a party are solely the corporate obligations of the Company and shall be payable solely to the extent of funds received by the Company and available for application thereto in accordance with the terms of the Receivables Servicing Agreement and the other Transaction Documents.
EXECUTION
The Parties have shown their acceptance of the terms of this Agreement by executing it below.

SIGNATORIES
AGCO RECEIVABLES LIMITED
By:
Name:
Title:
AGCO CORPORATION
By:
Name:
Title:
NIEUW AMSTERDAM RECEIVABLES CORPORATION
By:
Name:
Title:
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., (trading as RABOBANK INTERNATIONAL), LONDON BRANCH
By:
Name:
Title:

S-1

SCHEDULE I
to
Omnibus Amendment Agreement
CONDITIONS TO EFFECTIVENESS
1.	Executed Omnibus Amendment Agreement between AGCO Receivables Limited, AGCO Corporation, Nieuw Amsterdam Receivables Corporation and Rabobank, duly executed on behalf of AGCO Receivables Limited by Roger N Batkin, Ian K Bowden, Colin R Hefford or Richard W Markwell and on behalf of AGCO Corporation by David K Williams.